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  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2026
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)

214-838-5500
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2026 Goosehead Insurance, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2026, Goosehead Insurance, Inc. (the “Company”) announced that John Martin was appointed as the Company’s Chief Financial Officer (“CFO”) effective April 20, 2026.

Mr. Martin brings extensive experience in finance, capital markets, and strategic leadership. Since November 2021, he served as CFO of RugsUSA, a private equity-backed e-commerce platform, where he oversaw finance, strategy, corporate development, and capital markets. Mr. Martin joined RugsUSA as a director of financial planning and analysis in 2019 and was promoted to vice president of finance and strategy in May 2020. During his tenure, he played a key role in the company’s enterprise transformation initiatives. Mr. Martin has held public and private equity investment roles at Highbridge Capital Management and Providence Equity Partners after beginning his career in the Investment Banking Division at Morgan Stanley. Mr. Martin graduated summa cum laude from Duke University, where he earned a Bachelor of Science in Economics with High Distinction and was elected to Phi Beta Kappa.

In connection with his appointment as CFO of the Company, Mr. Martin will receive (i) an annual base salary of $400,000, (ii) an annual bonus opportunity of 50% of base salary and (iii) a grant of 40,000 stock options, with an exercise price that is at a 10% premium over the market price of the Company’s Class A common stock at market close on April 20, 2026, which will vest over a three-year period. In addition, Mr. Martin will receive relocation benefits.

There are no arrangements or understandings between Mr. Martin and any other person pursuant to which Mr. Martin was selected as CFO, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Martin has any direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Martin has also entered into the Company’s standard indemnification and restrictive covenant agreements for directors and executive officers.

In connection with Mr. Martin’s appointment as CFO and the Company’s succession planning, Mark Jones, Jr. was promoted to President and Chief Operating Officer (“COO”) of the Company and is no longer CFO of the Company effective April 20, 2026.

Mr. Jones, Jr. served as CFO of the Company since September 2022 and has served as COO of the Company since August 2025. Mr. Jones, Jr. joined the Company in 2016 as its controller and was promoted to vice president of finance in 2020. He was instrumental to the Company’s initial public offering in 2018 and was responsible for overseeing the Company’s SEC reporting, financial planning and analysis, and directly managing the Company’s finance team. Prior to joining the Company, Mr. Jones, Jr. worked in Ernst & Young’s Audit practice, primarily focused on financial service companies. He is a graduate of Texas A&M University with a bachelor’s degree in accounting and a master’s degree in finance and is a Certified Public Accountant.

In connection with his appointment as President of the Company, Mr. Jones, Jr.’s annual base salary will increase to $475,000 and his annual bonus opportunity will increase to 80% of his annual base salary. In addition, Mr. Jones, Jr. will receive a grant of 50,000 stock options, with an exercise price that is at a 10% premium over the market price of the Company’s Class A common stock at market close on April 20, 2026, which will vest over a three-year period.

There are no arrangements or understandings between Mr. Jones, Jr. and any other person pursuant to which Mr. Jones, Jr. was selected as President.

Mr. Jones, Jr. is the son of Mark E. Jones, the Company’s Co-Founder, Executive Chairman and director, and Robyn Jones, the Company’s Co-Founder, Vice Chairman and director. As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2026, Mr. Jones, Jr. received compensation in the aggregate amount of $3,396,144 during our fiscal year ended December 31, 2025. Such compensation was previously ratified by the audit committee of the Company as a related person transaction.

In addition, effective April 20, 2026, Mark Miller, the Company’s Chief Executive Officer, ceased being President of the Company.

Item 8.01 Other Events.

On April 22, 2026, the Company issued a press release announcing the appointment of Mr. Martin as CFO of the Company and Mr. Jones, Jr.’s promotion to President and COO. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. dated April 22, 2026 (furnished pursuant to Item 2.02)
99.2	Press Release issued by Goosehead Insurance, Inc. dated April 22, 2026
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

Date: April 22, 2026

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. on April 22, 2026
99.2	Press Release issued by Goosehead Insurance, Inc. on April 22, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

By:	/s/ Mark K. Miller
Mark K. Miller Chief Executive Officer